Investment - Schedule of Recognized Identified Assets Acquired and Liabilities Assumed (Details) (OWP Ventures, Inc.) - OWP Ventures, Inc. [Member] - USD ($)	Nov. 30, 2018	Nov. 22, 2018
Consideration: Cash paid at closing	$ 350,000	$ 350,000
Consideration: Accounts payable		198
Consideration: Fair value of total consideration exchanged		350,198
Fair value of identifiable assets acquired assumed: Other current assets		778
Fair value of identifiable assets acquired assumed: Total fair value of assets assumed		778
Fair value of identifiable assets acquired assumed: Consideration paid in excess of fair value (Goodwill)	$ 349,420	$ 349,420	[1]

[1]	The consideration paid in excess of the net fair value of assets acquired and liabilities assumed has been recognized as additional paid-in capital due to the subsequent reverse merger.